UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Floating Rate Plus Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Loan investments are subject to interest-rate risk such that when interest rates rise, the prices of the loan, and thus the value of the loan fund, can decline and the investor can lose principal value. Although the value of senior loans will fluctuate less in response to interest-rate changes than will fixed rate debt securities, floating rates on senior loans only reset periodically, so changes in prevailing interest rates may cause a fluctuation in the fund's value. The fund employs an asset overlay strategy that will make heavy use of derivatives. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Use of leverage can magnify the effects of changes in the value of the fund's portfolio and make the fund more volatile. The use of leverage may cause investors in the fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the fund will be able to employ leverage successfully. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the period from commencement of operations, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the period ended November 30, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/29/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 978.20	$ 975.70	$ 980.00	$ 980.00
Expenses Paid per $1,000**	$ 4.95	$ 8.15	$ 4.33	$ 4.37
* For the period from June 29, 2007 (commencement of operations) to November 30, 2007.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (June 29, 2007), then divided by 366.
Expenses and Value of a $1,000 Investment for the period ended November 30, 2007
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,019.05	$ 1,015.20	$ 1,019.80	$ 1,019.75
Expenses Paid per $1,000***	$ 6.01	$ 9.87	$ 5.25	$ 5.30
*** Expenses (hypothetical expenses if the Fund had been in existence from 6/1/07) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Plus Fund	1.19%	1.96%	1.04%	1.05%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Eric Meyer and James Anderson discuss the fund's strategy during the period from the fund's inception of June 29, 2007, through November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Please describe the market environment during the period under review.

A: While the fund holds no issues that are backed by subprime mortgages, all fixed-income markets saw extreme volatility occasioned by the subprime mortgage crisis. As a result of the securitization of these mortgages, exposure to subprime defaults spread to a variety of fixed income market participants globally. As investors sought to protect against risks that were difficult to assess, liquidity disappeared in the broader fixed income markets. Ultimately, this risk aversion caused a period in July and August of very high equity and bond market volatility as well as a flight to quality, the principal manifestation of which was increased interest in US Treasury securities. In addition, the yield curve reverted to a more typical upward slope, as bond market participants anticipated US Federal Reserve Board (the Fed) easing of short-term rates and began again to demand compensation for the risk of holding longer-term issues.1 The leveraged loan market was not immune to the broader fixed-income turmoil and experienced unprecedented volatility, with one-month returns in July that were the worst on record.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

The leveraged loan market recovered to a significant degree in September and October, aided by Fed rate cuts that boosted investor confidence and the perception that loan valuations had reached unsustainably low levels. However, November saw further softening, as a large supply of leveraged loan deals that had been shelved during the summer's turbulence were brought forward to take advantage of a more stable environment. This increase in supply meant that demand would have to be correspondingly strong to support leveraged loan prices. However, many investors seeking incremental income were drawn instead to high-yield corporate bonds, which had experienced significant widening in their yield advantage versus Treasuries following a period of providing historically low "spreads."2 This shift led to an imbalance between supply and demand in the loan market and served to put downward pressure on loan prices.

2 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Q: Can you review leveraged loans and how they work?

A: Leveraged loans are also known as senior loans or syndicated loans. They are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, typically to finance a corporate acquisition or restructuring. These loans have the highest standing in a borrower's capital structure. This means the holders of the loan have first claim to the company's cash flow and to proceeds from the sale of any company assets. The interest rate on a leveraged loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR.3 Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders, and a large secondary market of institutional investors, including mutual funds, insurance companies and hedge funds provides a liquid market. While less well-known than high-yield bonds among the investing public, the size of the leveraged loan market exceeds that of the high-yield corporate bond market.

3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: How did DWS Floating Rate Plus Fund perform during its abbreviated reporting period?

A: Over the five-month period ended November 30, 2007, the fund (Class A shares) underperformed its benchmark, the S&P®/LSTA Leveraged Loan Index.4 The fund's performance for the five-month period also lagged the average return of its peers in the Lipper Bank Loan Funds Category.5 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.)

4 LSTA is the Loan Syndications and Trading Association. The S&P/LSTA Leveraged Loan Index is an unmanaged index consisting of all US leveraged loans. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
5 The Lipper Bank Loan Funds Category includes funds that invest at least 80% of their assets in bank loans. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Bank Loan Fund category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Can you review how you managed the fund and what helped or hurt performance?

A: Given the fund's inception on June 29, 2007, we began investing into the leveraged loan market immediately prior to the significant downward price correction the market experienced in July, which was a clear negative for returns. As the period progressed and cash came into the fund, we made incremental purchases at lower price levels, and this began to help performance toward the end of the third quarter.

Our overall theme has been to aggressively seek value in the wake of the market's indiscriminant response to the subprime crisis. In particular, we took advantage of lower prices to add exposure to loans that we thought were "oversold" in the poor technical environment of mid-summer, and which experienced price increases after our purchase as investor risk appetite recovered. In addition, the fund participated in several large leveraged loan transactions that offered investor-friendly terms and were well received in the market. Examples include electronic processing provider First Data Corp. and utility holding company Texas Competitive Electric Holdings.

As part of our overall approach, we seek to enhance total returns by employing Deutsche Asset Management's proprietary iGAP overlay strategy. The iGAP strategy seeks to identify the relative value to be found among global bond, cash, and currency markets, and then to benefit from disparities through the use of fixed income futures and currency forward contracts.

Q: What is your overall view of the investment environment for leveraged loans?

A: Despite recent market volatility, leveraged loan prices have historically been more stable than those of other below-investment-grade asset classes. This is because these loans are generally secured and rank higher in a company's capital structure, and also bear floating-rate coupons. As a result, leveraged loans have historically generated stronger risk-adjusted returns than asset classes such as high-yield.

Going forward, while investor sentiment appears to have stabilized, we remain sensitive to the risks posed by possible further subprime contagion. The fundamentals of the leveraged loan asset class remain solid, as evidenced by default rates that continue to be well below historical averages. We will monitor these fundamentals closely in anticipation that this trend is not likely to continue indefinitely, and be prepared to reposition the fund accordingly.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/07

Senior Loans	77%
Cash Equivalents	17%
Time Deposits	5%
Government & Agency Obligations	1%
100%
Sector Diversification (As a % of Senior Loans)	11/30/07

Consumer Discretionary	40%
Industrials	20%
Telecommunication Services	10%
Information Technology	7%
Health Care	6%
Financials	5%
Materials	4%
Consumer Staples	4%
Utilities	2%
Energy	2%
100%
Quality (As a % of Senior Loans)	11/30/07

BBB	3%
BB	45%
B	46%
Below B	6%
100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the Standard & Poor's Corporation ("S&P") credit ratings. The ratings of S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Senior Loans* 83.9%
Consumer Discretionary 32.8%
Buffets, Inc.:
Credit Link Deposit, 5.458%, 5/1/2013	117,445	101,101
Term Loan, LIBOR plus 3.0%, 7.458%, 11/1/2013	882,555	759,734
CanWest MediaWorks LP:
Term Loan B, LIBOR plus 2.0%, 6.458%, 7/17/2014	1,000,000	970,000
Term Loan, LIBOR plus 2.0%, 6.458%, 7/10/2014	498,750	483,787
Dollar General Corp., Term Loan B, LIBOR plus 2.75%, 7.208%, 7/6/2014	500,000	462,618
Express LLC, Term Loan B, LIBOR plus 2.75%, 7.208%, 7/6/2014	498,750	481,294
Golden Nugget Inc, Term Loan, LIBOR plus 3.25%, 7.708%, 12/31/2014	1,000,000	930,000
Gregg Appliances, Inc., Term Loan, LIBOR plus 2.25%, 6.708%, 7/13/2013	997,500	967,575
Idearc, Inc., Term Loan, B, LIBOR plus 2.0%, 6.458%, 11/17/2014	994,987	954,153
Isle of Capri Casinos, Inc.:
Term Loan B, 4.4575%, 11/25/2013	234,706	220,917
Term Loan, LIBOR plus 1.75%, 6.208%, 11/25/2013	586,765	552,292
Local TV Finance LLC, LIBOR plus 2.0%, 6.458%, 5/7/2013	498,750	468,825
Merrill Communications LLC, Term Loan, LIBOR plus 6.5%, 10.958%, 11/15/2013	400,000	375,000
MGM Holdings II, Inc., Term Loan B, LIBOR plus 3.25%, 7.708%, 4/8/2012	498,734	465,693
Network Communications, Inc., Term Loan, LIBOR plus 2.0%, 6.458%, 11/30/2012	1,000,000	980,000
New World Gaming Partners Holdings, Ltd.:
Term Delay Draw, LIBOR plus 2.25%, 6.708%, 1/19/2019	166,667	152,500
Term Loan, LIBOR plus 2.25%, 6.708%, 7/19/2014	833,333	762,500
Reader's Digest Association, Inc., Term Loan, LIBOR plus 2.0%, 6.458%, 3/2/2014	995,006	909,933
Toys "R" Us, Inc., Term Loan, LIBOR plus 4.25%, 8.708%, 7/19/2012	995,025	980,100
Tribune Co., Term Loan B, LIBOR plus 3.0%, 7.458%, 5/17/2014	997,500	869,820
Univision Communications, Inc.:
Term Delay Draw, LIBOR plus 2.25%, 6.708%, 9/29/2014	60,403	55,560
Term Loan, LIBOR plus 2.25%, 6.708%, 10/20/2008	939,597	866,107
		13,769,509
Consumer Staples 2.9%
Advance Food Co., Inc., Term Loan 2nd Lien, LIBOR plus 4.25%, 8.708%, 9/16/2014	750,000	720,000
Van Houtte, Inc.:
Term Loan B, LIBOR plus 2.5%, 6.958%, 7/19/2014	438,900	427,927
Term Loan C, LIBOR plus 2.5%, 6.958%, 7/19/2014	59,850	58,354
		1,206,281
Energy 1.2%
Atlas Pipeline Partners LP, LIBOR plus 2.5%, 6.958%, 7/23/2014	500,000	495,315
Financials 4.3%
Algoma Acquisition Corp., Term Loan, LIBOR plus 2.5%, 6.958%, 6/20/2013	997,500	932,662
Spirit Finance Corp., LIBOR plus 3.0%, 7.458%, 7/17/2013	1,000,000	888,335
		1,820,997
Health Care 5.1%
Community Health Systems, Inc., Term Loan, LIBOR plus, 2.25%, 6.708%, 1/16/2009	938,128	901,105
Surgical Care Affiliates LLC., LIBOR plus 2.25%, 6.708%, 12/29/2014	299,250	275,310
Symbol Merger Sub, Inc.:
Term Loan A, LIBOR plus 3.25%, 7.708%, 8/23/2013	500,000	486,250
Term Loan B, LIBOR plus 3.25%, 7.708%, 8/23/2014	500,000	485,625
		2,148,290
Industrials 18.7%
Acosta, Inc., LIBOR plus 2.25%, 6.708%, 7/28/2013	997,475	956,329
ARAMARK Corp.:
Term Loan, LIBOR plus 2.0%, 6.458%, 1/26/2014	834,698	794,006
Credit Link Deposit, LIBOR plus 2.0%, 6.458%, 1/26/2014	65,253	62,153
Asurion Corp., Term Loan, LIBOR plus 3.0%, 7.458%, 7/16/2014	1,000,000	966,250
EPD Holdings, Inc.:
Term Loan, LIBOR plus 2.5%, 6.958%, 7/17/2008	875,000	850,937
Term Delay Draw, LIBOR plus 2.5%, 6.958%, 7/17/2014	125,000	121,563
FR Brand Acquisition Corp., Term Loan B, LIBOR plus 2.25%, 6.708%, 2/7/2014	1,000,000	980,000
GenCorp, Inc.:
Credit Link Deposit, LIBOR plus 2.25%, 6.708%, 4/30/2013	312,500	299,219
Term Loan, LIBOR plus 2.25%, 6.708%, 4/30/2013	187,031	179,082
Gleason Corp., LIBOR plus 2.0%, 6.458%, 6/30/2013	243,728	235,807
LN Acquisition Corp.:
Term Delay Draw, LIBOR plus 2.5%, 6.958%, 7/17/2014	136,023	135,003
Term Loan, LIBOR plus 2.5%, 6.958%, 7/17/2014	362,841	360,120
MSCI, Inc., Term Loan B, LIBOR plus 3.0%, 7.458%, 10/21/2014	1,000,000	1,001,565
Sabre, Inc., Term Loan, LIBOR plus 2.25%, 6.708%, 9/30/2014	1,000,000	921,250
		7,863,284
Information Technology 5.6%
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 7.208%, 9/24/2014	1,000,000	949,860
JRD Holdings, Inc., Term Loan A, LIBOR plus 2.5%, 6.958%, 7/2/2014	484,375	462,578
Vangent, Inc., Term Loan, LIBOR plus 2.25%, 6.708%, 2/14/2013	997,494	940,138
		2,352,576
Materials 3.4%
Noranda Aluminum Holding Corp., Term Loan B, LIBOR plus 2.0%, 6.458%, 5/18/2014	498,529	476,407
Novelis Corp.:
Term Loan, LIBOR plus 2.0%, 6.458%, 7/6/2014	685,781	653,207
Term Loan, LIBOR plus 2.0%, 6.458%, 7/14/2014	311,719	296,912
		1,426,526
Telecommunication Services 8.0%
Cavtel Holdings LLC, Term Loan, LIBOR plus 4.75%, 9.208%, 12/31/2012	997,487	961,329
Gabriel Communications Finance Co., Term Loan B, LIBOR plus 3.25%, 7.708%, 5/31/2014	997,500	975,056
One Communications Corp., Term Loan C, LIBOR plus 3.5%, 7.958%, 4/19/2013	750,000	719,531
Telesat LLC, Term Loan, LIBOR plus 3.0%, 7.458%, 10/31/2014	690,945	677,772
		3,333,688
Utilities 1.9%
Texas Competitive Electric Holdings Co., LLC:
Term Loan B3, LIBOR plus 3.5%, 7.958%, 12/31/2012	400,000	392,253
Term Loan B2, LIBOR plus 3.5%, 7.958%, 10/10/2014	400,000	392,126
		784,379
Total Senior Loans (Cost $36,530,643)		35,200,845

Government & Agency Obligations 0.8%
US Treasury Bills:
3.70%**, 1/17/2008 (a) (Cost $338,464)	341,000	339,752

Time Deposit 5.6%
State Street Euro Dollar, 2.25%, 12/3/2007 (Cost $2,354,000)	2,354,000	2,354,000
	Shares	Value ($)

Cash Equivalents 18.3%
Cash Management QP Trust, 4.88% (b) (Cost $7,655,034)	7,655,034	7,655,034
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $46,878,141)+	108.6	45,549,631
Other Assets and Liabilities, Net	(8.6)	(3,605,736)
Net Assets	100.0	41,943,895
* Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major US bank or LIBOR, and are shown at their current rate as of November 30, 2007.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $46,878,141. At November 30, 2007, net unrealized depreciation for all securities based on tax cost was $1,328,510. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,375 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,348,885.
(a) At November 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

LIBOR: Represents the London InterBank Offered Rate.

At November 30, 2007 the Fund had unfunded loan commitments of $296,217 which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Community Health Systems, Inc., Term Delay Draw, 7/16/2014	61,872	59,430	(2,442)
Isle of Capri Casinos, Inc., Term Delay Draw, 11/25/2013	176,471	166,103	(10,368)
Telesat LLC, Term Delay Draw, 10/31/2014	57,874	57,929	55
Total	296,217	283,462	(12,755)

At November 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	3/19/2008	45	5,128,028	5,094,141	(33,887)
United Kingdom Treasury Bond	3/27/2008	12	2,717,519	2,702,686	(14,833)
Total unrealized depreciation					(48,720)

At November 30, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	12/17/2007	39	3,422,023	3,443,005	(20,982)
10 Year Canadian Government Bond	3/19/2008	31	3,587,130	3,568,898	18,232
10 Year Federal Republic of Germany Bond	3/6/2008	16	2,699,197	2,687,382	11,815
Total net unrealized appreciation					9,065

As of November 30, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	1,526,266	CAD	1,534,000	12/18/2007	6,783
USD	2,707,021	EUR	1,935,000	12/18/2007	136,467
USD	3,511,551	GBP	1,732,000	12/18/2007	48,718
GBP	80,000	USD	166,399	12/18/2007	1,953
USD	572,942	NOK	3,181,000	12/18/2007	2,458
USD	2,729,091	SGD	4,074,000	12/18/2007	93,245
Total unrealized appreciation					289,624
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
USD	539,234	AUD	595,000	12/18/2007	(13,170)
AUD	8,000	USD	6,696	12/18/2007	(377)
CHF	4,942,000	USD	4,220,220	12/18/2007	(164,415)
JPY	374,063,000	USD	3,301,324	12/18/2007	(75,127)
SEK	5,377,000	USD	812,378	12/18/2007	(30,303)
Total unrealized depreciation					(283,392)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Pound Sterling JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $39,223,107)	$ 37,894,597
Investment in Cash Management QP Trust (cost $7,655,034)	7,655,034
Total investments, at value (cost $46,878,141)	45,549,631
Cash	37,891
Deposit with broker for open futures contracts	348,761
Receivable for investments sold	808,850
Interest receivable	326,063
Net receivable on closed forward foreign currency exchange contracts	8,376
Unrealized appreciation on forward foreign currency exchange contracts	289,624
Deferred offering costs	127,484
Due from Advisor	79,531
Total assets	47,576,211
Liabilities
Foreign cash overdraft	51,954
Payable for investments purchased	5,196,386
Payable for daily variation margin on open futures contracts	7,605
Unrealized depreciation on forward foreign currency exchange contracts	283,392
Unrealized depreciation on unfunded loan commitments	12,755
Accrued management fee	17,177
Other accrued expenses and payables	63,047
Total liabilities	5,632,316
Net assets, at value	$ 41,943,895
Net Assets Consist of
Undistributed net investment income	38,703
Net unrealized appreciation (depreciation) on: Investments	(1,328,510)
Futures	(39,655)
Unfunded loan commitments	(12,755)
Foreign currency	15,284
Accumulated net realized gain (loss)	(13,291)
Paid-in capital	43,284,119
Net assets, at value	$ 41,943,895

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,401,081 ÷ 562,974 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.59
Maximum offering price per share (100 ÷ 95.50 of $9.59)	$ 10.04
Class C Net Asset Value and redemption price(a) per share ($4,997,636 ÷ 521,251 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.59
Class S Net Asset Value, offering and redemption price(a) per share ($4,893,502 ÷ 509,953 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.60

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($26,651,676 ÷ 2,776,872 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)
$ 9.60
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from June 29, 2007 (commencement of operations) to November 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 685,673
Interest — Cash Management QP Trust	174,012
Total Income	859,685
Expenses: Management fee	77,858
Administration fee	19,051
Services to shareholders	473
Custodian fee	2,824
Distribution and service fees	19,142
Professional fees	42,168
Trustees' fees and expenses	447
Reports to shareholders	11,153
Registration fees	2,005
Offering expenses	91,509
Other	1,804
Total expenses before expense reductions	268,434
Expense reductions	(123,928)
Total expenses after expense reductions	144,506
Net investment income	715,179
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(96,623)
Futures	193,604
Foreign currency	(110,272)
(13,291)
Change in net unrealized appreciation (depreciation) on: Investments	(1,328,510)
Futures	(39,655)
Unfunded loan commitments	(12,755)
Foreign currency	15,284
(1,365,636)
Net gain (loss)	(1,378,927)
Net increase (decrease) in net assets resulting from operations	$ (663,748)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the period from June 29, 2007 (commencement of operations) to November 30, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received**	$ 520,623
Payment of operating expenses	(191,766)
Proceeds from sales and maturities of investments	2,187,429
Purchases of investments	(34,414,160)
Net purchases, sales and maturities of short-term investments	(10,347,498)
Net receipt (payment) on futures contracts	161,554
Net loss from foreign currency transactions	(109,596)
Cash provided (used) by operating activities	$ (42,193,414)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 43,863,238
Cost of shares redeemed	(2,255,000)
Distributions paid (net of reinvestment of distributions)	(595)
Offering costs paid	(79,531)
Cash provided (used) by financing activities	41,528,112
Increase (decrease) in cash	(665,302)
Cash at beginning of period	1,000,000
Cash at end of period*	$ 334,698
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ (663,748)
(Increase) decrease in cost of investments	(46,878,141)
(Increase) decrease in unrealized appreciation (depreciation) on investments	1,328,510
(Increase) decrease in interest receivable	(326,063)
Increase (decrease) in payable for investments purchased	5,196,386
(Increase) decrease in receivable for investments sold	(808,850)
Increase (decrease) in payable for daily variation margin on open futures contracts	7,605
(Increase) decrease in deferred offering costs	(127,484)
(Increase) decrease in appreciation (depreciation) on forward foreign currency exchange contracts	(14,608)
(Increase) decrease in appreciation (depreciation) on unfunded loan commitments	12,755
Increase (decrease) in other accrued expenses and payables	80,224
Cash provided (used) by operating activities	$ (42,193,414)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 675,881
* Includes foreign currency and deposit with broker for open futures contracts.
** Non-cash activity from discount accretion and premium amortization in the net amount of $12,999 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended November 30, 2007* (Unaudited)
Operations: Net investment income	$ 715,179
Net realized gain (loss)	(13,291)
Change in net unrealized appreciation (depreciation)	(1,365,636)
Net increase (decrease) in net assets resulting from operations	(663,748)
Distributions to shareholders: Net investment income: Class A	(103,961)
Class C	(85,860)
Class S	(100,784)
Institutional Class	(385,871)
Total distributions	(676,476)
Fund share transactions: Proceeds from shares sold	43,863,238
Reinvestment of distributions	675,881
Cost of shares redeemed	(2,255,000)
Net increase (decrease) in net assets from Fund share transactions	42,284,119
Increase (decrease) in net assets	40,943,895
Net assets at beginning of period (initial capital)	1,000,000
Net assets at end of period (including undistributed net investment income of $38,703)	$ 41,943,895
* For the period from June 29, 2007 (commencement of operations) to November 30, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.24
Net realized and unrealized gain (loss)	(.46)
Total from investment operations	(.22)
Less distributions from: Net investment income	(.19)
Net asset value, end of period	$ 9.59
Total Return (%)[c,d]	(2.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	2.11*
Ratio of expenses after expense reductions (%)	1.19*
Ratio of net investment income (%)	5.98*
Portfolio turnover rate (%)	10**
[a] For the period June 29, 2007 (commencement of operations) to November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.21
Net realized and unrealized gain (loss)	(.45)
Total from investment operations	(.24)
Less distributions from: Net investment income	(.17)
Net asset value, end of period	$ 9.59
Total Return (%)[c,d]	(2.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	2.87*
Ratio of expenses after expense reductions (%)	1.96*
Ratio of net investment income (%)	5.22*
Portfolio turnover rate (%)	10**
[a] For the period June 29, 2007 (commencement of operations) to November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.25
Net realized and unrealized gain (loss)	(.45)
Total from investment operations	(.20)
Less distributions from: Net investment income	(.20)
Net asset value, end of period	$ 9.60
Total Return (%)[c]	(2.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	1.95*
Ratio of expenses after expense reductions (%)	1.04*
Ratio of net investment income (%)	6.13*
Portfolio turnover rate (%)	10**
[a] For the period June 29, 2007 (commencement of operations) to November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.25
Net realized and unrealized gain (loss)	(.45)
Total from investment operations	(.20)
Less distributions from: Net investment income	(.20)
Net asset value, end of period	$ 9.60
Total Return (%)[c]	(2.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27
Ratio of expenses before expense reductions (%)	2.19*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (%)	6.13*
Portfolio turnover rate (%)	10**
[a] For the period June 29, 2007 (commencement of operations) to November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Floating Rate Plus Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Senior loans are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, senior loans are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash held at the Fund's custodian bank and deposits with a broker for open futures contract at November 30, 2007. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the period from June 29, 2007 (commencement of operations) to November 30, 2007, purchases and sales of investment securities (excluding short-term instruments) aggregated $39,610,546 and $2,996,279, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following rates:

First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period from June 29, 2007 (commencement of operations) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses (limited to 0.10%)) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Accordingly, for the period ended November 30, 2007, the fee pursuant to the Investment Management Agreement aggregated $77,858, of which $44,364 was waived, resulting in an annualized effective rate of 0.28% of the Fund's average daily net assets.

For the period ended November 30, 2007, the Advisor reimbursed $79,531 of offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee"). For the period from June 29, 2007 (commencement of operations) to September 30, 2007, the Fund paid an annual fee of 0.10% of the Fund's average daily net assets, or $50,000 minimum per year, whichever was greater. Effective October 1, 2007, the Fund pays an annual fee of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 29, 2007 (commencement of operations) to November 30, 2007, the Advisor received an Administration Fee of $19,051, of which $27 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the period from June 29, 2007 (commencement of operations) to November 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2007
Class A	$ 97	$ —	$ 53
Class C	96	—	70
Class S	93	—	67
Institutional Class	33	33	—
	$ 319	$ 33	$ 190

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from June 29, 2007 (commencement of operations) to November 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class C	$ 13,291	$ 3,094

In addition, DWS-SDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from June 29, 2007 (commencement of operations) to November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annualized Effective Rate
Class A	$ 2,840	$ 1,257.15%
Class C	3,011	935.17%
	$ 5,851	$ 2,192

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from June 29, 2007 (commencement of operations) to November 30, 2007 aggregated $372.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from June 29, 2007 (commencement of operations) to November 30, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from June 29, 2007 (commencement of operations) to November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,146, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At November 30, 2007, the Advisor holds approximately 47% of the outstanding shares of the Fund. In addition, as of November 30, 2007, the DWS Conservative Allocation, DWS Moderate Allocation, DWS Growth Allocation Funds and DWS Strategic Income Fund held 20%, 15%, 5% and 12%, respectively, of the total shares outstanding of the Fund.

E. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At November 30, 2007, the Fund had unfunded loan commitments of $296,217.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended November 30, 2007*
	Shares	Dollars
Shares sold
Class A	527,294	$ 5,272,648
Class C	487,376	4,875,701
Class S	474,546	4,754,889
Institutional Class	2,942,795	28,960,000
		$ 43,863,238
Shares issued to shareholders in reinvestment of distributions
Class A	10,680	$ 103,366
Class C	8,875	85,860
Class S	10,407	100,784
Institutional Class	39,885	385,871
		$ 675,881
Shares redeemed
Institutional Class	(230,808)	(2,255,000)
		$ (2,255,000)
Net increase (decrease)
Class A	537,974	$ 5,376,014
Class C	496,251	4,961,561
Class S	484,953	4,855,673
Institutional Class	2,751,872	27,090,871
		$ 42,284,119
Initial capital
Class A	25,000	$ 250,000
Class C	25,000	250,000
Class S	25,000	250,000
Institutional Class	25,000	250,000
		$ 1,000,000
* For the period from June 29, 2007 (commencement of operations) to November 30, 2007.

Investment Management Agreement Approval

The Fund's Trustees approved the Fund's initial investment management agreement with DIMA in April 2007.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

While shareholders may focus primarily on fund performance and fees, the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the Fund's investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The proposed investment management fee schedule for the Fund, including (i) comparative information regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA. The Board gave careful consideration to the management fees paid to other investment advisors by similar funds, and to the fee rates paid to DIMA by similar funds. The Board gave a lesser weight to the fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the proposed fee schedules represent reasonable compensation in light of the nature, extent and quality of investment services to be provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board noted that the Fund's proposed investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's proposed fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund.

The total operating expenses of the Fund. The Board considered the total operating expenses borne by similar funds. The Board also considered that the expense limitations agreed to by DIMA with respect to the Fund serve to ensure that the Fund's total operating expenses would be competitive relative to similar funds.

The nature, extent and quality of the advisory services to be provided by DIMA. Because the Fund had not yet commenced operations, no information relating to the Fund's past performance could be considered by the Board. The Board did consider DIMA's experience with managing other similar funds. The Board noted that DIMA is part of Deutsche Bank, a major global banking institution, and believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources. The Board also considered information regarding DIMA, including its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the proposed terms of the investment management agreement, including the scope of services provided under the agreement.

The costs of the services to DIMA and its affiliates from their relationships with the Fund. Because the Fund had not yet commenced operations, no information regarding DIMA's costs and profits from providing investment management services to the Fund could be considered by the Board. The Board did review and consider the fees to be paid to and services to be provided by DIMA and its affiliates with respect to investment management services, administrative services, fund accounting, shareholder servicing and distribution (including fees proposed to be paid pursuant to 12b-1 plans). The Board also considered the entrepreneurial risk associated with launching a new fund. The Board considered these fees and services in light of its experience with other funds managed by DIMA.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that DIMA's practices with respect to the selection and compensation of brokers for the Fund would be the same as for other Funds overseen by the Board.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to provide high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to approve the investment management agreement and concluded that such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I have been appointed the Independent Fee Consultant for the DWS Scudder Funds and have as part of my duties evaluated the reasonableness of the management fees charged by DeAM to the DWS Floating Rate Plus Fund. My evaluation considered the following:

Management fees charged by other mutual fund companies for like services, which included review of the management fees and total expenses of a peer group of other open-end funds investing primarily in senior or leveraged loans.

Management fees charged to institutional and other clients of DeAM for like services, considering the extent of services DeAM provides the Fund in relation to the services typically provided to institutional accounts.

Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. While this is a new fund with no profitability information, the level of the Fund's fee, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth do not suggest excessive profitability.

Possible economies of scale as the Fund grows larger, noting that fee break points are included in the fee schedule and that these will be reviewed as the Fund grows.

The nature and quality of DeAM's services, including the DWS Fund's performance. This is a new fund, so performance and other service evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS Floating Rate Plus Fund are reasonable and fall within a range that could have been negotiated at arm's length.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008